Exhibit 99.2
CB&I Third Quarter Earnings Conference Call Philip K. Asherman President and CEO Ronald A. Ballschmiede Chief Financial Officer October 28, 2008

Agenda End Markets New Awards Project Backlog 3rd Quarter 2008 Financial Overview Summary 1

End Markets Upcoming Prospects through Mid-2009: 71%+ - On schedule to be awarded 67% - Balance sheet financed 69% - NOC's and IOC's 51% - Energy Process projects 37% - Middle East 1 prospect postponement because of project financing concerns 2 NOTE: CB&I analysis based on high-potential prospects greater than $40 million with award dates through 2Q09. "We set our capital program in December, we continue with our plans....not based on high oil prices" Chevron CEO Source: WSJ 10/20/08 "We have previously indicated that we will be investing about $125 billion over the next five years and that still looks pretty much in place, Right now everything that we have indicated is intended to go forward. The capital investment program is the first thing we are going to fund. So far, ExxonMobil's capital program isn't affected by lower prices because the company doesn't make plans based on $100-a-barrel oil" ExxonMobil CEO Source: WSJ 10/20/08 "...likely to keep our 2009 capital spending budget flat at roughly $15 billion amid continued volatility in the credit and equity markets" ConocoPhllips CEO Source: BusinessWeek 10/22/08

3 Geographic Region New Awards Q3 '08 $704 Million New awards for our geographic segments included various steel plate structure and energy processes projects. Lummus Technology awards consisted of a variety of technology services contracts including a major award for a petrochemical complex in India.

4 Backlog Q3 '08 $6.2 Billion NOTE: Trend line represents moving average of Ending Backlog. No project cancellations from our backlog during Q3 '08 Q4 '08 estimate reflects updated guidance

North America Suncor Voyager Golden Pass LNG Cove Point LNG Elba Island LNG Nuclear Projects Refinery Expansion Central and South America Cartagena Refinery Peru LNG Chile LNG PTP Panama Project Caribbean Refinery Upgrade Europe, Africa and Middle East U.K. LNG Projects Nexen Buzzard Gasco Pearl GTL Project Cabinda RasGas Asia Pacific and Australia Woodside Train 5 Shell ECC Pluto LNG Fuijan LNG Geographic Diversity Lummus Technologies Heat Transfer Technology Licensing Catalyst Niche LNG FPSO

6 Third Quarter 2008 Overview Note: $ in millions, except EPS (diluted) Revenue of $1.6 billion, 33% increase over the prior year Q3 '08 includes a pre-tax charge of $86 million ($0.85 per share) on the U.K. projects Q3 '07 included a pre-tax charge of $26 million ($0.19 per share) on the U.K. projects

7 Revenue Geographic Region Q3 '08 $1.6 Billion Reflects updated full year revenue guidance for 2008 of $5.9 to $6.1 billion Strong segment operating margins in Q3 '08 (excluding U.K. charges)

8 Cash and Debt Q3 '08 $242 Million $242 million in cash and cash equivalents exceeds borrowings of $200 million YTD '08, share repurchases of $76.0 million YTD '08 capital expenditures of $82 million; full year capital expenditures of $100 to $110 million $821 million purchase price funded $621 million cash, $200 million debt. Cash commitment for acquisition of Lummus Global in November 2007

9 Earnings per Share Strong backlog execution, excluding U.K. charges Gross profit excluding the $86 million charge was $187 million, or approximately 12.0% NOTE: Depicts EPS excluding charges (U.K. Projects ). Q3 '08 $0.09 per share EPS excluding U.K. charges Diluted EPS

10 CB&I Financial Strength Our liquidity remains solid Quarter-end cash position continues to exceed our borrowings Bank lines remain in place $1.1 billion revolving credit agreement ($0.3 billion utilized for letters of credit, $0.8 billion available), line terminates in October 2011 $200 million borrowings on 5 year term loan facility Various short and long-term credit facilities totaling $1.7 billion generally used to provide letters of credit or bank guarantees to customers ($1.1 billion utilized for letters of credit, $0.6 billion available)

Summary Confidence in end markets Strong backlog performance, excluding U.K. projects Credit facilities intact No significant direct financial impact from Ike 11

Q & A

13 Safe-Harbor Statement Any statements made in this release that are not based on historical fact are forward-looking statements and represent management's best judgment as to what may occur in the future. The actual outcome and results are not guaranteed, are subject to risks, uncertainties and assumptions, and may differ materially from those expressed or implied by any forward-looking statements. A variety of factors could cause business conditions and results to differ materially from what is contained in the forward-looking statements including, but not limited to, the impact of the current, and the potential worsening of, turmoil in worldwide financial markets or current weakness in the credit markets on the Company, its backlog and prospects, or any aspect of its credit facility; the Company's ability to realize cost savings from its expected performance of contracts; the uncertain timing and the funding of new contract awards, and project cancellations and operating risks; cost overruns on fixed price or similar contracts whether as the result of improper estimates or otherwise; risks associated with labor productivity; risks associated with percentage-of-completion accounting; the Company's ability to settle or negotiate unapproved change orders and claims; changes in the costs or availability of, or delivery schedule for, equipment, components, materials, labor or subcontractors; adverse impacts from weather may affect the Company's performance and timeliness of completion, which could lead to increased costs and affect the costs or availability of, or delivery schedule for, equipment, components, materials, labor or subcontractors; increased competition; fluctuating revenue resulting from a number of factors, including the cyclical nature of the individual markets in which the Company's customers operate; lower than expected activity in the hydrocarbon industry, demand from which is the largest component of the Company's revenue; lower than expected growth in the Company's primary end markets, including but not limited to LNG and energy processes; risks inherent in acquisitions and the Company's ability to obtain financing for proposed acquisitions; the Company's ability to integrate and successfully operate acquired businesses and the risks associated with those businesses; the weakening, non-competitiveness, unavailability of, or lack of demand for, our intellectual property rights; failure to keep pace with technological changes; failure of our patents or licensed technologies to perform as expected or to remain competitive, current, in demand, profitable or enforceable; adverse outcomes of pending claims or litigation or the possibility of new claims or litigation, and the potential effect on the Company's business, financial condition and results of operations; the ultimate outcome or effect of the pending Federal Trade Commission order on the Company's business, financial condition and results of operations; lack of necessary liquidity to finance expenditures prior to the receipt of payment for the performance of contracts and to provide bid and performance bonds and letters of credit securing the Company's obligations under its bids and contracts; proposed and actual revisions to U.S. and non-U.S. tax laws, and interpretation of said laws, Dutch tax treaties with foreign countries, and U.S. tax treaties with non-U.S. countries (including, but not limited to The Netherlands), that seek to increase income taxes payable; political and economic conditions including, but not limited to, war, conflict or civil or economic unrest in countries in which the Company operates; and a downturn or disruption in the economy in general. Additional factors which could cause actual results to differ materially from such forward-looking statements are described under "Risk Factors" as set forth in the Company's Form 10-K filed with the SEC for the year ended Dec. 31, 2007. The Company does not undertake to update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise.